UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2020

Crinetics Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10222 Barnes Canyon Road, Bldg. #2

San Diego, California 92121

(Address of principal executive offices) (Zip Code)

(858) 450-6464

(Registrant’s telephone number, include area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01	Regulation FD Disclosure.

The slides attached as Exhibit 99.1 to this Current Report contain certain additional information related to the clinical data results discussed in Item 8.01 below. Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) intends to present the slides during a conference call and live webcast with the investment community on April 7, 2020, at 8:00 a.m. EDT.

The information contained in this Item 7.01, including in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On April 6, 2020, the Company announced interim results from the ongoing ACROBAT Edge Phase 2 clinical trial. Results as of a February 23, 2020 data cutoff showed that acromegaly patients switching from injectable depot therapy to once daily oral paltusotine (formerly CRN00808) maintained IGF-1 levels previously achieved with commercially available depot injections of somatostatin receptor ligands (SRLs).

Interim results from an exploratory analysis of the first 13 patients who entered the Edge trial on octreotide or lanreotide depot monotherapy (group 1) showed that, as of the cutoff date, switching to once daily oral paltusotine maintained patient IGF-1 levels at those achieved with prior depot therapy [mean change from baseline = -0.015 x ULN (95% CI = -0.123, +0.092)]. Ten of the 11 (91%) patients in group 1 who completed paltusotine treatment maintained IGF-1 levels within 15% of their respective baseline levels at week 13. No patient required “rescue therapy” with prior injected peptide acromegaly therapy after switching to paltusotine. Of the 12 patients in whom IGF-1 levels were measured two weeks after paltusotine withdrawal, the mean increase of IGF-1 from baseline was 0.74 x ULN ((95% CI = 0.394, 1.083), p<0.001). Paltusotine washed out in a time frame consistent with the approximately 2-day half-life previously measured in a healthy volunteer study. The rapid mean rise in IGF-1 after washout of paltusotine indicated a lack of suppressive effects by remnants of prior depot injected medication. Additionally, paltusotine was well tolerated and there were no discontinuations due to drug-related adverse events. The most common treatment emergent adverse events among patients in group 1 (>10%) were headache, arthralgia, peripheral swelling, back pain and hyperhidrosis. One serious adverse event (headache) was observed in the overall trial as of the data cutoff and determined to be non-treatment related.

The Company also provided additional updates on its development programs as follows:

•

New enrollment in the ACROBAT Evolve study has been discontinued. The 12 patients already enrolled will continue in the study. The Company believes that this interim data from Edge alone is supportive of moving forward into Phase 3. Rather than waiting for Evolve to complete enrollment in the current environment, stopping enrollment now enables data from those patients already enrolled in the study to be available for end of Phase 2 regulatory interactions on the same timeline as data from Edge.

•

Phase 1 data for CRN01941 in healthy volunteers showed that the compound did not represent an improvement over paltusotine. Therefore, the Company has discontinued its development in order to focus resources on development of paltusotine for both acromegaly and NETs. We believe that the acceleration and increased efficiency offered by focusing on paltusotine offers the best path forward for our sst2 franchise.

•

First-in-human enabling activities are ongoing for both the oral nonpeptide ACTH antagonist for the treatment of Cushing’s disease and congenital adrenal hyperplasia, and the oral nonpeptide sst5 agonist for the treatment of hyperinsulinism. The start of Phase 1 clinical trials is planned for late 2020 or early 2021 and if successful, the Company anticipates PK/PD data from these human proof-of-concept studies in the first half of 2021.

•	Management has updated its cash runway guidance to extend into 2022 based on these development program updates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation entitled “Interim Results from the Open Label ACROBAT Edge Phase 2 Study and Corporate Update”

Forward-Looking Statements

Crinetics cautions you that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the Company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential for interim data results to be consistent with final results, once available; the potential for any ongoing clinical trials to show safety or efficacy; the potential benefits of paltusotine for acromegaly patients; the potential to initiate a pivotal Phase 3 trial of paltusotine in acromegaly based on interim results obtained to date and the timing thereof; the planned expansion of the paltusotine development program to include the treatment of patients with NETs and the expected timing thereof; the anticipated timing of topline data for EDGE and PK/PD data for its other development programs and initiation of trials thereafter; and the Company’s anticipated cash runway. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: the risk that interim results of a clinical trial do not necessarily predict final results and that one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data, and as more patient data become available; potential delays in the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; advancement of paltusotine into a Phase 3 trial is dependent on and subject to the receipt of further feedback from the U.S. Food and Drug Administration (FDA); the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the Company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies for paltusotine and its other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the Company’s product candidates that may limit their development, regulatory approval and/or commercialization; Crinetics may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the Company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: April 6, 2020	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D.
President and Chief Executive Officer